UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2004

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA	01754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of SeaChange International, Inc. (the “Company”), dated November 23, 2004, reporting the Company’s financial results for the fiscal quarter ended October 31, 2004.

The information contained in this Item 2.02, including the exhibit attached and incorporated in this Item by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the terms of that certain Video-on-Demand Purchase Agreement, dated as of December 1, 2000 (the “Purchase Agreement”), by and between the Company and Comcast Cable Communications of Pennsylvania, Inc., Comcast Cable SC Investment, Inc. (“Comcast Cable SC”) has earned, on the determination dates specified below, warrants (collectively, the “Warrants”) exercisable for shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), as follows:

Determination Date	Number of Shares of Common Stock for which Warrant is Exercisable	Per Share Exercise Price
April 26, 2002	15,235	$11.94
June 30, 2002	887	$8.0094
December 31, 2002	263,570	$6.25
June 30, 2003	10,174	$10.01
December 31, 2003	160,134	$14.71

The sale of the Warrants to Comcast Cable SC on the determination dates was made in reliance on the exemption from registration provided by Section 4(2) under the Securities Act, as there was no public offering or general solicitation and Comcast Cable SC is an accredited investor, as defined in Rule 501(a) of the Securities Act. No underwriter was used in connection with these transactions. The Purchase Agreement was filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ended October 31, 2000.

On November 17, 2004, Comcast Cable SC purchased 185,381 shares of Common Stock from the Company upon a partial exercise of certain of the Warrants. In that purchase, Comcast Cable SC used the net issuance provision of the Warrants being exercised, meaning that Comcast Cable SC surrendered to the Company the right to purchase under the Warrants being exercised a number of shares of Common Stock with an in-the-money value equal to the exercise price of the Warrants with respect to the 185,381 shares of Common Stock purchased. The Company issued the Common Stock in these transactions in reliance on the exemption from registration provided by Section 4(2) under the Securities Act, as the issuance did not involve a public offering or general solicitation and Comcast Cable SC is an accredited investor, as defined in Rule 501(a) of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press release issued by SeaChange International, Inc., dated November 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ William L. Fiedler
William L. Fiedler
Chief Financial Officer, Treasurer, Secretary
and Senior Vice President, Finance and
Administration

Dated: November 23, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by SeaChange International, Inc., dated November 23, 2004.